Exhibit 99.1

Flotek Industries, Inc.
5775 N. Sam Houston Pkwy W., Suite 400
Houston, Texas 77086
(713)-849-9911
www.flotekind.com

Flotek Industries Announces Timing of Fourth Quarter and Full-Year 2024 Earnings Release; Expects Strongest Quarterly Results of 2024

HOUSTON, January 30, 2025 - Flotek Industries, Inc. (“Flotek” or the “Company”) (NYSE: FTK) today announced the Company’s schedule for releasing its fourth quarter and full-year financial and operating results for the periods ended December 31, 2024.
Chief Executive Officer Dr. Ryan Ezell commented, “We look forward to reporting our fourth quarter results, which we currently expect will be the strongest in terms of net income and adjusted EBITDA (1) as compared to the previously reported quarterly results for 2024. Our continued financial and operational improvements reflect the considerable effort put forth by our employee group and the execution of our corporate strategy towards the convergence of innovative data and chemical solutions.”
The Company plans to issue its fourth quarter and full-year 2024 financial and operating results press release after market close on Monday, March 10, 2025, and host its earnings conference call on Tuesday, March 11, 2025, at 9:00 a.m. CST (10:00 a.m. EST).
Participants may access the call through Flotek’s website at www.flotekind.com under “News” within the Investor Relations section, by telephone toll free at 1-800-836-8184 (international toll: 1-646-357-8785), or by using the following link to access the audience view of the webcast at https://app.webinar.net/qDjWg9qga1Y approximately five minutes prior to the start of the call. Following the conclusion of the conference call, a recording of the call will be available on the Company’s website.
(1)A non-GAAP financial measure. See the “Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings” in each of our 2024 quarterly earnings releases reconciling this non-GAAP measure to net income.
About Flotek Industries, Inc.
Flotek Industries, Inc. is a leading chemistry and data technology company focused on servicing the Energy industry. The Company’s top tier technologies leverage near real-time data to deliver innovative solutions to maximize customer returns. Flotek has an intellectual property portfolio of over 130 patents, 20+ years of field and laboratory data, and a global presence in more than 59 countries.
Flotek has established collaborative partnerships focused on sustainable and optimized chemistry and data solutions, aiming to reduce the environmental impact of energy on land, air, water and people.
Flotek is based in Houston, Texas and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK.” For additional information, please visit www.flotekind.com.

Forward-Looking Statements
Certain statements set forth in this press release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates, outlook and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward-looking statements in this press release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the “Risk Factors” section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this press release.
Investor contact:
Mike Critelli
Director of Finance & Investor Relations
E: ir@flotekind.com

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